ASC 606 Transition Exhibit 99.2

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we consider and have included certain non-GAAP financial measures in this presentation, including Adjusted EBITDA and non-GAAP net income. Management uses Adjusted EBITDA and non-GAAP net income as supplemental measures to review and assess the performance of our core business operations and for planning purposes. We define (i) Adjusted EBITDA as net income plus interest expense, taxes, depreciation and amortization, non-cash stock-based compensation expense, loss on early repayment of debt, certain transaction expenses that are not core to our operations and the change in fair value of our interest rate swap and (ii) non-GAAP net income as net income plus non-cash stock-based compensation expense, certain transaction expenses that are not core to our operations, loss on early repayment of debt and the change in the value of our interest rate swap, all of which are adjusted for the effect of income taxes. Adjusted EBITDA and non-GAAP net income are metrics that provide investors with greater transparency to the information used by management in its financial and operational decision-making. We believe these metrics are useful to investors because they facilitate comparisons of our core business operations across periods on a consistent basis, as well as comparisons with the results of peer companies, many of which use similar non-GAAP financial measures to supplement results under GAAP. In addition, Adjusted EBITDA is a measure that provides useful information to management about the amount of cash available for reinvestment in our business, repurchasing common stock and other purposes. Management believes that the non-GAAP measures presented in this presentation, when viewed in combination with our results prepared in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our business and performance. Adjusted EBITDA and non-GAAP net income are not measures of financial performance under GAAP and should not be considered a substitute for net income, which we consider to be the most directly comparable GAAP measure. Adjusted EBITDA and non-GAAP net income have limitations as analytical tools, and when assessing our operating performance, you should not consider Adjusted EBITDA or non-GAAP net income in isolation, or as a substitute for net income or other consolidated statements of income data prepared in accordance with GAAP. Adjusted EBITDA and non-GAAP net income may not be comparable to similar titled measures of other companies and other companies may not calculate such measures in the same manner as we do. Use of Non-GAAP Financial Information

Table of Contents I. Summary 4 II. Financial Impact of ASC 606 Transition 6 III. Recast Financial Statements and Non-GAAP Reconciliations 15

Summary

Adoption Highlights Full retrospective adoption 2016 and 2017 historical financial statements recast to reflect adoption of new standard Cumulative catch-up adjustment to equity at 1/1/16 of $103.4M Financial impact No impact to revenues Continue current practice of recognizing implementation fees over estimated client life Primary impact on deferral of certain costs to obtain and fulfill contracts Costs capitalized and recognized ratably over the estimated client life Results in a decrease in Sales & Marketing and General & Administrative expenses Impact on other metrics No impact on cash flows Increase in basic and diluted EPS Increase in EBITDA and Adjusted EBITDA

Financial Impact of ASC 606 Transition

Financial Impact (Unaudited) Revenues

Financial Impact (Unaudited) Operating expenses

Financial Impact (Unaudited) Non-cash stock-based compensation expense

Financial Impact (Unaudited) Selected balance sheets

2016 and 2017 Financial Measure Impact Adjusted EBITDA (in millions)

2017 Quarterly Financial Measure Impact Adjusted EBITDA (in millions)

2016 and 2017 Financial Measure Impact Non-GAAP Net Income (in millions)

2017 Quarterly Financial Measure Impact Non-GAAP Net Income (in millions)

Recast Financial Statements and Non-GAAP Reconciliations

# 2016 and 2017 Balance Sheets (Unaudited)

| In thousands | December 31, 2017 ASC 605 | December 31, 2017 ASC 606 | December 31, 2017 Impact | December 31, 2016 ASC 605 | December 31, 2016 ASC 606 | December 31, 2016 Impact |
|---|---|---|---|---|---|---|
| **Assets** | | | | | | |
| Current assets: | | | | | | |
| Cash and cash equivalents | $ 46,077 | $ 46,077 | $ - | $ 60,158 | $ 60,158 | $ - |
| Accounts receivable | 1,576 | 1,576 | - | 1,339 | 1,339 | - |
| Prepaid expenses | 4,982 | 4,982 | - | 4,475 | 4,475 | - |
| Inventory | 979 | 979 | - | 675 | 675 | - |
| Income tax receivable | 7,047 | 7,047 | - | 692 | 692 | - |
| Deferred contract costs | - | 26,403 | 26,403 | - | 19,248 | 19,248 |
| Current assets before funds held for clients | 60,661 | 87,064 | 26,403 | 67,339 | 86,587 | 19,248 |
| Funds held for clients | 1,089,201 | 1,089,201 | - | 858,244 | 858,244 | - |
| Total current assets | 1,149,862 | 1,176,265 | 26,403 | 925,583 | 944,831 | 19,248 |
| Property and equipment, net | 147,705 | 147,705 | - | 96,848 | 96,848 | - |
| Deposits and other assets | 1,456 | 1,456 | - | 1,215 | 1,215 | - |
| Goodwill | 51,889 | 51,889 | - | 51,889 | 51,889 | - |
| Intangible assets, net | 958 | 958 | - | 1,871 | 1,871 | - |
| Deferred income tax assets, net | 3,294 | - | (3,294) | 1,207 | - | (1,207) |
| Long-term deferred contract costs | - | 171,865 | 171,865 | - | 127,935 | 127,935 |
| Total assets | $ 1,355,164 | $ 1,550,138 | $ 194,974 | $ 1,078,613 | $ 1,224,589 | $ 145,976 |
| **Liabilities and Stockholders' Equity** | | | | | | |
| Current liabilities: | | | | | | |
| Accounts payable | $ 6,490 | $ 6,490 | $ - | $ 3,737 | $ 3,737 | $ - |
| Accrued commissions and bonuses | 9,585 | 9,585 | - | 8,003 | 8,003 | - |
| Accrued payroll and vacation | 7,015 | 7,015 | - | 4,769 | 4,769 | - |
| Deferred revenue | 6,982 | 6,982 | - | 5,230 | 5,230 | - |
| Current portion of long-term debt | 888 | 888 | - | 1,113 | 1,113 | - |
| Accrued expenses and other current liabilities | 19,991 | 19,991 | - | 17,798 | 17,798 | - |
| Current liabilities before client funds obligation | 50,951 | 50,951 | - | 40,650 | 40,650 | - |
| Client funds obligation | 1,089,201 | 1,089,201 | - | 858,244 | 858,244 | - |
| Total current liabilities | 1,140,152 | 1,140,152 | - | 898,894 | 898,894 | - |
| Deferred income tax liabilities, net | - | 49,129 | 49,129 | - | 56,809 | 56,809 |
| Long-term derivative liability | 554 | 554 | - | - | - | - |
| Long-term deferred revenue | 44,642 | 44,642 | - | 34,481 | 34,481 | - |
| Net long-term debt, less current portion | 34,414 | 34,414 | - | 28,711 | 28,711 | - |
| Total long-term liabilities | 79,610 | 128,739 | 49,129 | 63,192 | 120,001 | 56,809 |
| Stockholders' equity: | | | | | | |
| Common stock | 601 | 601 | - | 585 | 585 | - |
| Additional paid-in capital | 137,234 | 161,809 | 24,575 | 95,452 | 120,027 | 24,575 |
| Retained earnings | 137,255 | 258,525 | 121,270 | 70,448 | 135,040 | 64,592 |
| Treasury stock | (139,688) | (139,688) | - | (49,958) | (49,958) | - |
| Total stockholders' equity | 135,402 | 281,247 | 145,845 | 116,527 | 205,694 | 89,167 |
| Total liabilities and stockholders' equity | $ 1,355,164 | $ 1,550,138 | $ 194,974 | $ 1,078,613 | $ 1,224,589 | $ 145,976 |

paycom 16

# 2016 and 2017 Income Statements (Unaudited)

| In thousands, except per share data | 2017 ASC 605 | 2017 ASC 606 | 2017 Impact | 2016 ASC 605 | 2016 ASC 606 | 2016 Impact |
|---|---|---|---|---|---|---|
| | Year Ended December 31 | | | Year Ended December 31 | | |
| **Revenues** | | | | | | |
| Recurring | $ 425,424 | $ 425,424 | $ - | $ 323,548 | $ 323,548 | $ - |
| Implementation and other | 7,623 | 7,623 | - | 5,593 | 5,593 | - |
| Total revenues | 433,047 | 433,047 | - | 329,141 | 329,141 | - |
| **Cost of revenues** | | | | | | |
| Operating expenses | 62,438 | 62,438 | - | 48,268 | 48,268 | - |
| Depreciation and amortization | 9,590 | 9,590 | - | 5,798 | 5,798 | - |
| Total cost of revenues | 72,028 | 72,028 | - | 54,066 | 54,066 | - |
| **Administrative expenses** | | | | | | |
| Sales and marketing | 150,512 | 110,846 | (39,666) | 119,258 | 85,361 | (33,897) |
| Research and development | 30,430 | 30,430 | - | 20,966 | 20,966 | - |
| General and administrative | 91,647 | 80,228 | (11,419) | 69,046 | 59,174 | (9,872) |
| Depreciation and amortization | 9,805 | 9,805 | - | 7,834 | 7,834 | - |
| Total administrative expenses | 282,394 | 231,309 | (51,085) | 217,104 | 173,335 | (43,769) |
| Total operating expenses | 354,422 | 303,337 | (51,085) | 271,170 | 227,401 | (43,769) |
| Operating income | 78,625 | 129,710 | 51,085 | 57,971 | 101,740 | 43,769 |
| Interest expense | (911) | (911) | - | (1,036) | (1,036) | - |
| Other income, net | (1,067) | (1,067) | - | 308 | 308 | - |
| Income before income taxes | 76,647 | 127,732 | 51,085 | 57,243 | 101,012 | 43,769 |
| Provision for income taxes | 9,840 | 4,246 | (5,594) | 13,403 | 30,591 | 17,188 |
| Net income | $ 66,807 | $ 123,486 | $ 56,679 | $ 43,840 | $ 70,421 | $ 26,581 |
| Earnings per share, basic | $ 1.15 | $ 2.13 | $ 0.98 | $ 0.76 | $ 1.21 | $ 0.45 |
| Earnings per share, diluted | $ 1.13 | $ 2.10 | $ 0.97 | $ 0.74 | $ 1.19 | $ 0.45 |
| **Weighted average shares outstanding:** | | | | | | |
| Basic | 57,839,155 | 57,839,155 | - | 57,550,204 | 57,550,204 | - |
| Diluted | 58,790,019 | 58,790,019 | - | 58,968,099 | 58,968,099 | - |

paycom
17

# 2017 Quarterly Income Statements (Unaudited)

| | Three Months Ended March 31, | | | Three Months Ended June 30, | | | Three Months Ended September 30, | | | Three Months Ended December 31, | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2017 | 2017 | 2017 | 2017 | 2017 | 2017 | 2017 | 2017 | 2017 | 2017 | 2017 | 2017 |
| *In thousands, except per share data* | ASC 605 | ASC 606 | Impact | ASC 605 | ASC 606 | Impact | ASC 605 | ASC 606 | Impact | ASC 605 | ASC 606 | Impact |
| **Revenues** | | | | | | | | | | | | |
| Recurring | $ 117,914 | $ 117,914 | $ - | $ 96,351 | $ 96,351 | $ - | $ 99,498 | $ 99,498 | $ - | $ 111,661 | $ 111,661 | $ - |
| Implementation and other | 1,594 | 1,594 | - | 1,876 | 1,876 | - | 1,789 | 1,789 | - | 2,364 | 2,364 | - |
| Total revenues | 119,508 | 119,508 | - | 98,227 | 98,227 | - | 101,287 | 101,287 | - | 114,025 | 114,025 | - |
| **Cost of revenues** | | | | | | | | | | | | |
| Operating expenses | 15,086 | 15,086 | - | 15,609 | 15,609 | - | 15,324 | 15,324 | - | 16,419 | 16,419 | - |
| Depreciation and amortization | 2,060 | 2,060 | - | 2,267 | 2,267 | - | 2,502 | 2,502 | - | 2,761 | 2,761 | - |
| Total cost of revenues | 17,146 | 17,146 | - | 17,876 | 17,876 | - | 17,826 | 17,826 | - | 19,180 | 19,180 | - |
| **Administrative expenses** | | | | | | | | | | | | |
| Sales and marketing | 36,848 | 25,579 | (11,269) | 34,070 | 27,430 | (6,640) | 35,542 | 27,732 | (7,810) | 44,052 | 30,105 | (13,947) |
| Research and development | 6,797 | 6,797 | - | 8,095 | 8,095 | - | 8,112 | 8,112 | - | 7,426 | 7,426 | - |
| General and administrative | 17,826 | 15,250 | (2,576) | 26,657 | 23,594 | (3,063) | 25,967 | 23,207 | (2,760) | 21,197 | 18,177 | (3,020) |
| Depreciation and amortization | 2,226 | 2,226 | - | 2,440 | 2,440 | - | 2,403 | 2,403 | - | 2,736 | 2,736 | - |
| Total administrative expenses | 63,697 | 49,852 | (13,845) | 71,262 | 61,559 | (9,703) | 72,024 | 61,454 | (10,570) | 75,411 | 58,444 | (16,967) |
| Total operating expenses | 80,843 | 66,998 | (13,845) | 89,138 | 79,435 | (9,703) | 89,850 | 79,280 | (10,570) | 94,591 | 77,624 | (16,967) |
| Operating income | 38,665 | 52,510 | 13,845 | 9,089 | 18,792 | 9,703 | 11,437 | 22,007 | 10,570 | 19,434 | 36,401 | 16,967 |
| Interest expense | (257) | (257) | - | (281) | (281) | - | (220) | (220) | - | (153) | (153) | - |
| Other income, net | 95 | 95 | - | 149 | 149 | - | 118 | 118 | - | (1,429) | (1,429) | - |
| Income before income taxes | 38,503 | 52,348 | 13,845 | 8,957 | 18,660 | 9,703 | 11,335 | 21,905 | 10,570 | 17,852 | 34,819 | 16,967 |
| Provision for income taxes | 12,889 | 18,654 | 5,765 | (5,264) | (1,356) | 3,908 | (2,732) | 995 | 3,727 | 4,947 | (14,047) | (18,994) |
| Net income | $ 25,614 | $ 33,694 | $ 8,080 | $ 14,221 | $ 20,016 | $ 5,795 | $ 14,067 | $ 20,910 | $ 6,843 | $ 12,905 | $ 48,866 | $ 35,961 |
| Earnings per share, basic | $ 0.44 | $ 0.58 | $ 0.14 | $ 0.24 | $ 0.34 | $ 0.10 | $ 0.24 | $ 0.36 | $ 0.12 | $ 0.22 | $ 0.84 | $ 0.62 |
| Earnings per share, diluted | $ 0.43 | $ 0.57 | $ 0.14 | $ 0.24 | $ 0.34 | $ 0.10 | $ 0.24 | $ 0.35 | $ 0.11 | $ 0.22 | $ 0.83 | $ 0.61 |
| **Weighted average shares outstanding:** | | | | | | | | | | | | |
| Basic | 57,307,187 | 57,307,187 | - | 57,898,914 | 57,898,914 | - | 58,003,222 | 58,003,222 | - | 58,100,141 | 58,100,141 | - |
| Diluted | 58,525,980 | 58,525,980 | - | 58,816,442 | 58,816,442 | - | 58,873,502 | 58,873,502 | - | 58,850,271 | 58,850,271 | - |

paycom 18

2016 and 2017 Adjusted EBITDA (Unaudited) 2016 2016 2016 In thousands ASC 605 ASC 606 Impact Net income to Adjusted EBITDA: Net income 43,840 $ 70,421 $ 26,581 $ Interest expense 1,036 1,036 - Provision for income taxes 13,403 30,591 17,188 Depreciation and amortization 13,632 13,632 - EBITDA 71,911 115,680 43,769 Non-cash stock-based compensation expense 22,546 20,796 (1,750) Loss on early repayment of debt - - - Change in fair value of interest rate swap - - - Adjusted EBITDA 94,457 $ 136,476 $ 42,019 $ Total Revenues 329,141 $ 329,141 329,141 Adjusted EBITDA as a % of revenues 29% 41% 13% 2017 2017 2017 ASC 605 ASC 606 Impact Net income to Adjusted EBITDA: Net income 66,807 $ 123,486 $ 56,679 $ Interest expense 911 911 - Provision for income taxes 9,840 4,246 (5,594) Depreciation and amortization 19,395 19,395 - EBITDA 96,953 148,038 51,085 Non-cash stock-based compensation expense 38,513 36,047 (2,466) Loss on early repayment of debt 923 923 - Change in fair value of interest rate swap 649 649 - Adjusted EBITDA 137,038 $ 185,657 $ 48,619 $ Total Revenues 433,047 $ 433,047 433,047 Adjusted EBITDA as a % of revenues 32% 43% 11% Year ended December 31, Year ended December 31,

# 2017 Quarterly Adjusted EBITDA (Unaudited)

| | Three Months Ended March 31, | | | Three Months Ended June 30, | | |
|---|---|---|---|---|---|---|
| | 2017 | 2017 | 2017 | 2017 | 2017 | 2017 |
| *In thousands* | ASC 605 | ASC 606 | Impact | ASC 605 | ASC 606 | Impact |
| **Net income to Adjusted EBITDA:** | | | | | | |
| Net income | $ 25,614 | $ 33,694 | $ 8,080 | $ 14,221 | $ 20,016 | $ 5,795 |
| Interest expense | 257 | 257 | - | 281 | 281 | - |
| Provision for income taxes | 12,889 | 18,654 | 5,765 | (5,264) | (1,356) | 3,908 |
| Depreciation and amortization | 4,286 | 4,286 | - | 4,707 | 4,707 | - |
| EBITDA | 43,046 | 56,891 | 13,845 | 13,945 | 23,648 | 9,703 |
| Non-cash stock-based compensation expense | 3,688 | 3,406 | (282) | 13,839 | 12,903 | (936) |
| Loss on early repayment of debt | - | - | - | - | - | - |
| Change in fair value of interest rate swap | - | - | - | - | - | - |
| Adjusted EBITDA | $ 46,734 | $ 60,297 | $ 13,563 | $ 27,784 | $ 36,551 | $ 8,767 |
| Total Revenues | $ 119,508 | 119,508 | 119,508 | $ 98,227 | 98,227 | 98,227 |
| Adjusted EBITDA as a % of revenues | 39% | 50% | 11% | 28% | 37% | 9% |

| | Three Months Ended September 30, | | | Three Months Ended December 31, | | |
|---|---|---|---|---|---|---|
| | 2017 | 2017 | 2017 | 2017 | 2017 | 2017 |
| | ASC 605 | ASC 606 | Impact | ASC 605 | ASC 606 | Impact |
| **Net income to Adjusted EBITDA:** | | | | | | |
| Net income | $ 14,067 | $ 20,910 | $ 6,843 | $ 12,905 | $ 48,866 | $ 35,961 |
| Interest expense | 220 | 220 | - | 153 | 153 | - |
| Provision for income taxes | (2,732) | 995 | 3,727 | 4,947 | (14,047) | (18,994) |
| Depreciation and amortization | 4,905 | 4,905 | - | 5,497 | 5,497 | - |
| EBITDA | 16,460 | 27,030 | 10,570 | 23,502 | 40,469 | 16,967 |
| Non-cash stock-based compensation expense | 14,227 | 13,351 | (876) | 6,759 | 6,387 | (372) |
| Loss on early repayment of debt | - | - | - | 923 | 923 | - |
| Change in fair value of interest rate swap | - | - | - | 649 | 649 | - |
| Adjusted EBITDA | $ 30,687 | $ 40,381 | $ 9,694 | $ 31,833 | $ 48,428 | $ 16,595 |
| Total Revenues | $ 101,287 | 101,287 | 101,287 | $ 114,025 | 114,025 | 114,025 |
| Adjusted EBITDA as a % of revenues | 30% | 40% | 10% | 28% | 42% | 15% |

paycom 20

2016 and 2017 Non-GAAP Net Income (Unaudited) 2016 2016 2016 In thousands, except per share data ASC 605 ASC 606 Impact Net income to non-GAAP net income: Net income 43,840 $ 70,421 $ 26,581 $ Non-cash stock-based compensation expense 22,546 20,796 (1,750) Loss on early repayment of debt - - - Change in fair value of interest rate swap - - - Income tax effect on non-GAAP adjustment (14,790) (14,125) 665 Non-GAAP net income 51,596 $ 77,092 $ 25,496 $ Weighted average shares outstanding: Basic 57,550,204 57,550,204 - Diluted 58,968,099 58,968,099 - Earnings per share basic 0.76 $ 1.21 $ 0.45 $ Earnings per share diluted 0.74 $ 1.19 $ 0.45 $ Non-GAAP net income per share, basic 0.90 $ 1.34 $ 0.44 $ Non-GAAP net income per share, diluted 0.87 $ 1.31 $ 0.43 $ 2017 2017 2017 ASC 605 ASC 606 Impact Net income to non-GAAP net income: Net income 66,807 $ 123,486 $ 56,679 $ Non-cash stock-based compensation expense 38,513 36,047 (2,466) Loss on early repayment of debt 923 923 - Change in fair value of interest rate swap 649 649 - Income tax effect on non-GAAP adjustment (30,233) (28,795) 1,438 Non-GAAP net income 76,659 $ 132,310 $ 55,651 $ Weighted average shares outstanding: Basic 57,839,155 57,839,155 - Diluted 58,790,019 58,790,019 - Earnings per share basic 1.15 $ 2.13 $ 0.98 $ Earnings per share diluted 1.13 $ 2.10 $ 0.97 $ Non-GAAP net income per share, basic 1.33 $ 2.29 $ 0.96 $ Non-GAAP net income per share, diluted 1.30 $ 2.25 $ 0.95 $ Year ended December 31, Year ended December 31,

# 2017 Quarterly Non-GAAP Net Income (Unaudited)

| | Three Months Ended March 31, | | | Three Months Ended June 30, | | |
|---|---|---|---|---|---|---|
| | 2017 | 2017 | 2017 | 2017 | 2017 | 2017 |
| *In thousands, except per share data* | ASC 605 | ASC 606 | Impact | ASC 605 | ASC 606 | Impact |
| **Net income to non-GAAP net income:** | | | | | | |
| Net income | $ 25,614 | $ 33,694 | $ 8,080 | $ 14,221 | $ 20,016 | $ 5,795 |
| Non-cash stock-based compensation expense | 3,688 | 3,406 | (282) | 13,839 | 12,903 | (936) |
| Loss on early repayment of debt | - | - | - | - | - | - |
| Change in fair value of interest rate swap | - | - | - | - | - | - |
| Income tax effect on non-GAAP adjustment | (1,596) | (1,625) | (29) | (12,883) | (12,434) | 449 |
| Non-GAAP net income | $ 27,706 | $ 35,475 | $ 7,769 | $ 15,177 | $ 20,485 | $ 5,308 |
| Weighted average shares outstanding: | | | | | | |
| Basic | 57,307,187 | 57,307,187 | - | 57,898,914 | 57,898,914 | - |
| Diluted | 58,525,980 | 58,525,980 | - | 58,816,442 | 58,816,442 | - |
| Earnings per share basic | $ 0.44 | $ 0.58 | $ 0.14 | $ 0.24 | $ 0.34 | $ 0.10 |
| Earnings per share diluted | $ 0.43 | $ 0.57 | $ 0.14 | $ 0.24 | $ 0.34 | $ 0.10 |
| Non-GAAP net income per share, basic | $ 0.48 | $ 0.62 | $ 0.14 | $ 0.26 | $ 0.35 | $ 0.09 |
| Non-GAAP net income per share, diluted | $ 0.47 | $ 0.61 | $ 0.13 | $ 0.26 | $ 0.35 | $ 0.09 |

| | Three Months Ended September 30, | | | Three Months Ended December 31, | | |
|---|---|---|---|---|---|---|
| | 2017 | 2017 | 2017 | 2017 | 2017 | 2017 |
| | ASC 605 | ASC 606 | Impact | ASC 605 | ASC 606 | Impact |
| **Net income to non-GAAP net income:** | | | | | | |
| Net income | $ 14,067 | $ 20,910 | $ 6,843 | $ 12,905 | $ 48,866 | $ 35,961 |
| Non-cash stock-based compensation expense | 14,227 | 13,351 | (876) | 6,759 | 6,387 | (372) |
| Loss on early repayment of debt | - | - | - | 923 | 923 | - |
| Change in fair value of interest rate swap | - | - | - | 649 | 649 | - |
| Income tax effect on non-GAAP adjustment | (11,296) | (11,081) | 215 | (4,458) | (3,655) | 803 |
| Non-GAAP net income | $ 16,998 | $ 23,180 | $ 6,182 | $ 16,778 | $ 53,170 | $ 36,392 |
| Weighted average shares outstanding: | | | | | | |
| Basic | 58,003,222 | 58,003,222 | - | 58,100,141 | 58,100,141 | - |
| Diluted | 58,873,502 | 58,873,502 | - | 58,850,271 | 58,850,271 | - |
| Earnings per share basic | $ 0.24 | $ 0.36 | $ 0.12 | $ 0.22 | $ 0.84 | $ 0.62 |
| Earnings per share diluted | $ 0.24 | $ 0.35 | $ 0.11 | $ 0.22 | $ 0.83 | $ 0.61 |
| Non-GAAP net income per share, basic | $ 0.29 | $ 0.40 | $ 0.11 | $ 0.29 | $ 0.92 | $ 0.63 |
| Non-GAAP net income per share, diluted | $ 0.29 | $ 0.39 | $ 0.11 | $ 0.29 | $ 0.90 | $ 0.62 |

paycom
22